UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	April 14, 2021

KAMAN CORPORATION
(Exact name of registrant as specified in its charter)

Connecticut	001-35419	06-0613548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue,	Bloomfield,	Connecticut	06002
(Address of principal executive offices)			(Zip Code)

(860)	243-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($1 par value per share)	KAMN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Retirements; Appointment of Ian K. Walsh as Chairman

On April 14, 2021, the Board of Directors (the “Board”) of Kaman Corporation (the “Company”) appointed Ian K. Walsh to the additional post of Chairman of the Board, effective immediately following the Annual Meeting of Shareholders referenced in Item 5.07 below (the “Annual Meeting”). He succeeds Neal J. Keating, who retired from the Board in conjunction with his previously announced retirement. Karen M. Garrison and Thomas W. Rabaut did not stand for re-election in accordance with the Company’s mandatory retirement policy for directors and retired from the Board as of the end of their terms. Therefore, immediately following the Annual Meeting, the full Board of Directors is comprised of the following eight persons: Aisha M. Barry, E. Reeves Callaway III, A. Williams Higgins, Scott E. Kuechle, Michelle J. Lohmeier, George E. Minnich, Jennifer M. Pollino, and Ian K. Walsh.

Amendment to Executive Employment Agreement for Neal J. Keating

On April 14, 2021, the Board took action to approve Amendment No. 4 to the Executive Employment Agreement between the Company and Neal J. Keating, its former Chairman, President and Chief Executive Officer, which provides that certain confidentiality and use provisions applicable to information obtained during the duration of Mr. Keating’s employment with the Company would also apply with respect to any period of time during which Mr. Keating is assisting, cooperating with, or otherwise providing services to the Company following the termination of his employment, other than use or disclosure while providing such post-termination services and for the benefit of the Company.

A copy of Amendment No. 4 to Executive Employment Agreement for Mr. Keating is attached to this report as Exhibit 10.1 and is incorporated herein by reference. The above summary of the Employment Agreement Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the attached agreement.

Item 5.07     Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of Shareholders of the Company was held on April 14, 2021. Of the 27,731,154 shares of Company common stock outstanding and entitled to vote at the Annual Meeting, 25,479,153 shares, or approximately 91.9%, were represented in person or by proxy, constituting a quorum. Set forth below are the final results of the voting for each of the proposals voted upon at the Annual Meeting.

    1.    Proposal No. 1 - Election of Directors

The following six persons were elected to serve as directors by the votes set forth below, each to serve for a term of one year and until his or her successor has been elected and qualified:

Nominee	For	Against	Abstain	Broker Non-Votes
Aisha M. Barry	23,917,475	34,675	26,755	1,400,248
E. Reeves Callaway III	23,325,440	726,262	27,203	1,400,248
A. William Higgins	23,485,330	565,948	27,627	1,400,248
Michelle J. Lohmeier	23,933,365	119,976	25,564	1,400,248
George E. Minnich	23,457,445	594,478	26,982	1,400,248
Ian K. Walsh	23,139,585	904,013	35,307	1,400,248

Following the Annual Meeting, the Board has eight directors. The Class II Directors whose terms continue after the meeting are Scott E. Kuechle and Jennifer M. Pollino. As discussed in Item 5.02 above, Neal J. Keating retired from the Board immediately following the Annual Meeting. In addition, Karen M. Garrison and Thomas W. Rabaut did not stand for re-election at the Annual Meeting in accordance with the Company’s mandatory retirement policy, with their respective terms ending effective as of the Annual Meeting.

2.    Proposal No. 2 - Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers
The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
23,210,055	814,824	54,026	1,400,248

3.    Proposal No. 3 - Ratification of Appointment of PricewaterhouseCoopers LLP

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent public accounting firm for the year ending December 31, 2021 was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
25,370,496	94,649	14,008	0

4.    Proposal No. 4 - Approval, on an Advisory Basis, of a Shareholder Proposal to Change the Threshold to Call Special Meetings of the Shareholders

The proposal to approve, on an advisory basis, a shareholder proposal to change the threshold to call special meetings of the shareholders was not approved by the following vote:

For	Against	Abstain	Broker Non-Votes
1,348,008	19,727,725	3,003,172	1,400,248

8.01 Other Events.

At the annual reorganizational meeting of the Board held on April 14, 2021 in conjunction with the Annual Meeting, the Board appointed Jennifer M. Pollino to serve as the Company’s Lead Independent Director. The Board also approved the following Committee appointments for the coming year:

Corporate Governance Committee:

J.M. Pollino, Chair and Lead Independent Director
S.E. Kuechle, A.W. Higgins, G.E. Minnich

Audit Committee:

S.E. Kuechle, Chair
A.M. Barry, M.J. Lohmeier, G.E. Minnich

Compensation Committee:

J.M. Pollino, Chair
A.M. Barry, E.R. Callaway, A.W. Higgins

Finance Committee:

G.E. Minnich, Chair
E.R. Callaway, A.W. Higgins, M.J. Lohmeier

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

The following exhibits are filed as part of this report:

Exhibit	Description
10.1	Amendment No. 4 to the Executive Employment Agreement between the Company and Neal J. Keating*
101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File, formatted in iXBRL and contained in Exhibit 101

* Management contract or compensatory plan

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ Shawn G. Lisle
Shawn G. Lisle
Senior Vice President and General Counsel

Date: April 16, 2021